Sextant

(graphic omitted)

Mutual Funds

Fellow Shareowners:

Mutual fund performance was a multi-tier story for 1999. Tech stocks outperformed large-cap stocks, which outperformed smaller and mid-cap stocks, while bond funds generally lost money. For the 12 months ended November 30, 1999, the tech-heavy Nasdaq Composite soared 71.7% and the S&P 500 gained 20.9%, but the Saloman Government / Corporate Bond Index dipped -1.29%.

The 1999 stock market largely ignored value investors  those who focus on earnings and assets (like Saturna Capital) rather than momentum and psychology. Nevertheless, our Sextant Growth Fund, which Morningstar places in its "mid-cap blend of value and growth" category, did so well that it ranked in the top 3% of the all funds in its category.

The no-load Sextant Funds are designed to address a broad spectrum of investment needs. All stress low operating expenses and employ a "fulcrum" advisory fee structure that rewards or penalizes Saturna Capital for investment results. For the fiscal year ended November 30, 1999, comparative total returns and percentile category rankings (1 is best) are:

Sextant Fund	Total Return	vs. Morningstar	Total Return	Rank
Short-Term Bond	2.88%	Short-Term Bonds	2.48	40
Bond Income	(2.20)%	Long-Term Bonds	(2.12)%	50
Growth	44.76%	Domestic Growth	22.58%	3
International	24.90%	Foreign Stock	32.09%	55

Further information on each Fund is found in the following sections of this report. Our portfolio managers welcome your comments and suggestions. The entire staff works to minimize operating expenses. In the footnotes, you will notice another unusual feature of the Sextant funds: on average, 22% of each Sextant Fund is owned by the trustees, officers, and their immediate families. We invite you to invest your money with ours.

Respectfully,

Nicholas Kaiser, President	Phelps McIlvaine, Vice President
(Manager, Sextant Growth; Sextant International)	(Manager, Sextant Bond Income; Sextant Short-Term Bond)

Additional Performance Information
Average Annual Returns (as of 12/31/1999)	1 year	5 years	10 years

Sextant Growth Fund	40.97%	23.51%	13.76%
Sextant International Fund	41.16%	18.51%*	18.51%*
Sextant Short-Term Bond Fund	2.50%	4.92%*	4.92%*
Sextant Bond Income Fund	-3.83%	6.54%	4.47%†**

* since inception, 9/28/95
** since inception, 3/1/93
†fund changed investment objectives & policies on 9/28/95; results prior to that date may not be meaningful

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees

Saturna Investment Trust

We have audited the accompanying statement of assets and liabilities of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, each a series of the Saturna Investment Trust, including the schedules of investments as of November 30, 1999, and the related statements of operations for the year then ended, and the changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights presented for the year ended November 30, 1996 and prior were audited by other auditors whose report dated December 18, 1996, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. Our audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Growth Fund and Sextant International Fund, as of November 30, 1999, the results of their operations for the year then ended, and the changes in their net assets for each of the two years then ended, and their financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania

December 13, 1999

(graphic omitted)1999 Annual Report		Sextant Short-Term Bond Fund (graphic omitted)
INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
	Aerospace - Aircraft (4.3%)
A	McDonnell Douglas /Boeing Capital	9.25% due 04/01/2002	$75,000	$78,022
	Banking (7.1%)
A+	Bank of America	9.375% due 3/01/2001	50,000	51,035
A-	Bankers Trust-NY	9.50% due 6/14/2000	75,000	75,862
	SUB-TOTAL		125,000	126,897
	Chemicals (3.4%)
A-	Praxair	6.15$ due 4/15/2003	65,000	61,770
	Cosmetics & Toiletries (4.1%)
BBB	Dial Corporation	6.625% due 6/15/2003	75,000	73,080
	Finance (17.7%)
A-	Aristar	6.75% due 8/15/2001	95,000	94,183
A	Deluxe Corp.	8.55% due 2/15/2001	50,000	50,660
BBB+	Finovia Capital	5.98% due 2/27/2001	75,000	74,594
A	Traveler’s Property and Casualty	6.75% due 4/15/2001	100,000	97,780
	SUB-TOTAL		320,000	317,217
	Food (2.6%)
A-	Coca-Cola Enterprises	7.875% due 2/1/2002	50,000	50,735
	Oil & Gas (10.8%)
AA+	Amoco Canada	7.25% due 12/1/2002	70,000	70,756
A-	Columbia Gas	6.61% due 11/28/2002	50,000	48,860
A-	Fina Oil & Chemical	6.875% due 7/15/2001	75,000	74,678
	SUB-TOTAL		195,000	194,294
	Investment Finance (8.4%)
AA-	Merrill Lynch & Co.	6.00% due 1/15/2001	100,000	99,320
A+	Morgan Stanley	9.375% due 6/15/2001	50,000	51,630
	SUB-TOTAL		150,000	150,950
	Machinery (3.8%)
A-	Ingersol Rand	6.38% due 11/19/2001	70,000	69,076
	Medical - Health Maintenance Org. (3.8%)
AAA	Aetna Services	6.75% due 8/15/2001	70,000	68,824
	Paper & Paper Products (5.3%)
A	Westvaco	9.65% due 3/01/2002	90,000	94,257
	Retailing (5.7%)
A	J.C.Penny & Co.	9.05% due 3/1/2001	100,000	101,910
	Telecommunications (14.9%)
A	Northern Telecom	8.75% due 6/12/2001	100,000	102,590
BBB+	Sprint Capital	5.875% due 5/1/2004	100,000	95,490
BBB	WorldCom	6.125% due 8/1/2001	70,000	69,531
	SUB-TOTAL		270,000	267,009
	Transportation - Air Freight (3.2%)
BBB	Federal Express	9.875% due 4/1/2002	55,000	57,585
Total Investments (95.3%)		(Cost = $1,740,755)	$1,710,000	1,711,626
Other Assets (net of liabilities) (4.7%)				83,771
Total Net Assets (100%)				$1,795,397

*Ratings are the lesser of S&P or Moody's (unaudited)

(The accompanying notes are an integral part of these financial statements)

(graphic omitted) Sextant Short-Term Bond Fund	(graphic omitted)1999 Annual Report
STATEMENT of ASSETS and LIABILITIES
As of November 30, 1999
Assets
Investments (cost $1,740,755)	$1,711,626
Cash	49,910
Interest receivable	36,075
Total Assets		$1,797,611
Liabilities
Other Liabilities	2,214
Total Liabilities		2,214
Net Assets		$1,795,397
Fund Shares outstanding		364,957
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		1,835,882
Undistributed net investment income		1,486
Accumulated net realized gain (loss) on investments		(12,843)
Unrealized net depreciation to Fund shares outstanding		(29,128)
Net Assets applicable to Fund shares outstanding		$1,795,397
Net Asset Value, Offering and Redemption price per share		$4.92

STATEMENT of OPERATIONS

For the year ended November 30, 1999
Investment income
Interest income	$134,796
Amortization of bond premiums	(24,271)
Accretion	95
Gross investment income		$110,620
Expenses
Investment adviser and administrtion fee	11,438
Professional fees	3,213
Custodian fees	1,979
Printing and postage	1,299
Filing and registration fees	999
Other expenses	706
Total gross expenses	19,634
Less: Advisor fees waived	(8,606)
Less: Custodian fees waived	(1,979)
Net expenses		9,049
Net investment income		101,571
Net realized gain on investments
Proceeds from sales	376,223
Less cost of securities sold based on identified cost	380,690
Realized net gain (loss)		(4,467)
Unrealized gain on investments
End of period	(29,128)
Beginning of period	12,156
Decrease in unrealized gain for the period		(41,284)
Net realized and unrealized gain on investments		(45,751)

Net increase in net assets resulting from operations		$55,820

(The accompanying notes are an integral part of these financial statements)

1999 Annual Report (graphic omitted)	Sextant Short-Term Bond Fund (graphic omitted)
STATEMENT of CHANGES in NET ASSETS
	Year ended Nov.30, 1999	Year Ended Nov. 30, 1998
INCREASE IN NET ASSETS
From Operations
Net investment income	$101,571	$110,911
Net realized gain (loss)on investments	(4,467)	14,155
Net increase (decrease) in unrealized appreciation	(41,284)	6,693
Net increase in net assets from operations	$55,820	$131,759
Dividends to Shareoweners from
Net investment income	(100,085)	(111,184)

Fund Share Transactions
Proceeds from sales of shares	491,772	1,685,010
Value of shares issued in reinvestment of dividends	99,952	107,840
	$591,724	$1,792,850
Cost of shares redeemed	(660,061)	(2,413,714)
Net increase in net assets from share transactions	(68,337)	(620,864)
Total (decrease) in net assets	($112,602)	(600,289)
NET ASSETS
Beginning of period	1,907,999	2,508,288
End of period	$1,795,397	$1,907,999
Shares of the Fund Sold and Redeemed
Number of shares sold	98,002	335,801
Number of shares issued in reinvestment of dividends	20,068	21,460
	118,070	357,261
Number of shares redeemed	(131,961)	(480,944)
Net (decrease) in Number of Shares Outstanding	(13,891)	(123,683)

(The accompanying notes are an integral part of these financial statements)

(graphic omitted) Sextant Short-Term Bond Fund	(graphic omitted)1999 Annual Report
FINANCIAL HIGHLIGHTS
Selected data per share of capital stock outstanding throughout the period:
	For the year ended November 30				Sept. 28. ’95 (inception) to
	1999	1998	1997	1996	Nov. 30 ’95*
Net asset value at beginning of period	$5.04	$4.99	$5.00	$5.03	$5.00
Income from investment operations
Net investment income	0.13	0.27	0.27	0.25	0.03
Net gains or losses on securities
(both realized and unrealized)	(0.12)	0.05	(0.01)	(0.03)	0.03
Total from investment operations	0.14	0.32	0.26	0.22	0.06
Less distributions
Dividends (from net investment income)	(0.26)	(0.27)	(0.27)	($0.25)	($0.03)
Distributions (from capital gains)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.26)	(0.27)	(0.27)	(0.25)	(0.03)
Net asset value at end of period	$4.92	$5.04	$4.99	$5.00	$5.03
Total Return	2.88%	6.67%	5.45%	4.85%	1.05%
Ratios / Supplemental Data
Net assets ($000), end of period	$1,795	$1,908	$2,508	$2,016	$878
Ratio of expenses to average net assets†	0.47%	0.48%	0.60%	0.85%	0.23%
Ratio of net investment income to average net assets†	5.22%	5.57%	5.58%	6.30%	0.68%
Portfolio turnover rate	18%	71%	47%	100%	0%

† For the above periods, all or a portion of the operating expenses were waived. If costs had not been waived, the resulting increase to the ratio of expenses to average monthly net assets would be .57%, .44%, .40%, .52%, and .16%, respectively.
					*not annualized

DISCUSSION of FUND PERFORMANCE
(unaudited)

Fiscal Year 1999
For the fiscal year ended November 30, 1999, the Sextant Short-Term Bond Fund returned 2.88% to its shareowners. Reflecting its capital stability investment objective, the Fund's price moved in a narrow range (about 2.7%) from high to low. For the fiscal year, the Fund ranked in the top 40% of 212 funds in the Morningstar "Short-term Bond" category. For the last three years, the Fund has provided a 4.99% annualized total return and ranks in the 25% of 171 in its Morningstar category. At November 30, 1999, the Fund held Morningstar's highest five-star rating (judged against 1,549 Fixed Income funds). On November 30 1999, the Fund's thirty-day yield was 6.50%, up 0.86% from one year ago.

Factors Affecting Past Performance
1999, like 1994, was a year when the Federal Reserve Bank pursued aggressive anti-inflationary policies. High U.S. economic growth, rising employment, rising wages and a doubling of oil prices left few alternatives. The economy was not going to slow down on it's own. The Federal Reserve increased its target for federal funds by 3/4% despite a surge in productivity and highly competitive global pricing. In spite of substantial increases in interest rates, the Fund's portfolio of well-rated, short-term corporate notes was able to produce a positive return.

1999 Annual Report (graphic omitted)	Sextant Short-Term Bond Fund (graphic omitted)

Looking Forward
For 2000, we expect the short-term rates may again rise modestly. The Federal Reserve Bank has yet to quell the booming growth of the US economy or the stratospheric rise of common stock prices. Although inflation has increased slightly from a year ago, the hyper-competitive global economy, surging US productivity and restrictive Federal Reserve Bank policy will continue keep this threat at bay. This means fixed income investors should continue to earn positive real rates of return.

Management Fee Calculations
The Sextant Short-Term Bond Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar category Short-Term Bond. As the 12-month return of the Fund was within 1% of the category average, no performance adjustment to the basic 0.60% management fee was made for the month of December 1999. In that the adviser voluntarily waives its fee whenever Fund assets are under $2 million, no fee was actually charged.

Comparison to Index
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Gov/Corp Investment Grade Bond Index for maturities between one and three years. The graph shows that a $10,000 investment made on September 1995 would have risen to $12,263 in the Fund and $12,678 in the Index.

Sextant Short-Term Bond Fund vs. Salomon Gov/Corp 1-3 yr.

(graph omitted)

Sextant Bond Income Fund (graphic omitted)		(graphic omitted)1999 Annual Report
November 30, 1999	INVESTMENTS
Rating*	Issuer	Coupon/Maturity	Face Amount	Market Value
	Banking (22.0%)
A	Chase Manhatten	7.125% due 6/15/2009	$50,000	$49,620
A	Citicorp	7.25% due 10/15/2011	50,000	49,305
A-	Comerica Bank	7.125% due 12/1/2013	50,000	47,784
AA-	Norwest Financial	6.85% due 7/15/2009	50,000	48,505
	SUB-TOTAL		200,000	195,214
	Computers (3.2%)
BBB	Dell Computer	6.55% due 4/15/2008	30,000	28,560
	Electric Utilities (12.8%)
A+	Alabama Power	7.75% due 2/1/2023	50,000	50,460
BBB	Commonwealth Edison	7.50% due 7/1/2013	50,000	51,955
	SUB-TOTAL		100,000	97,140
	Electronics (5.4%)
A-	Phillips Electronics	7.25% due 8/15/2013	50,000	47,370
	Insurance (5.6%)
A	Allstate	7.50% due 6/15/2013	50,000	49,650
	Investment Finance (16.2%)
A	Bear Sterns	7.00% due 3/1/2007	50,000	48,560
A	Morgan Stanley Dean Witter	6.75% due 10/15/2013	50,000	46,550
BBB+	Paine Webber Group	7.625% due 2/15/2014	50,000	48,550
	SUB-TOTAL		150,000	143,660
	Leisure & Recreation (6.2%)
BBB	Hilton Hotels Corp	8.625% due 4/15/2007	55,000	54,917
	Medical Supplies (4.5%)
A+	Becton Dickinson	7.15% due 10/1/2009	40,000	39,652
	Oil & Gas (8.6%)
A	Texaco Capital	8.625% due 6/30/2010	40,000	42,930
	Retailing (5.6%)
A	Gap	6.90% due 9/15/2007	50,000	49,200
	Telecommunications (8.4%)
A+	GTE	6.90% due 11/1/2008	50,000	48,360
A-	WorldCom	6.40% due 8/15/2005	50,000	48,245
	SUB-TOTAL		100,000	96,605
Total Investments (95.4%)		(Cost = $889,943)	$865,000	844,898
Other Assets (net of liabilities) (12.1%)				40,359
Total Net Assets (100%)				$885,257

*Ratings are the lesser of S&P or Moody's (unaudited)

(The accompanying notes are an integral part of these financial statements)

1999 Annual Report (graphic omitted)	Sextant Bond Income (graphic omitted)
FINANCIAL HIGHLIGHTS
Selected data per share of capital stock outstanding throughout the year:*
	For the year ended November 30
	1999	1998	1997	1996	1995
Net asset value at beginning of period	$5.00	$4.83	$4.76	$4.91	$4.39
Income from investment operations
Net investment income	0.30	0.29	0.30	0.30	0.24
Net gains or losses on securities
(both realized and unrealized)	(0.41)	0.17	0.07	(0.12)	0.52
Total from investment operations	(0.11)	0.46	0.37	0.18	0.76
Less distributions
Dividends (from net investment income)
Non-Taxable					(0.24)
Taxable	(0.30	(0.29)	(0.30)	(0.30)
Distributions (from capital gains)	-	-	-	(0.03)	-
Total distributions	(0.30)	(0.29)	(0.30)	(0.33)	(0.24)
Net asset value at end of period	$4.59	$5.00	$4.83	$4.76	$4.91
Total Return	(2.20)%	10.08%	8.24%	4.04%	17.69%
Ratios / Supplemental Data
Net assets ($000), end of period	$885	$1,345	$1,092	$1,201	$1,096
Ratio of expenses to average net assets†	0.40%	0.30%	0.47%	0.63%	0.54%
Ratio of net investment income to average net assets†	6.31%	6.24%	6.85%	5.96%	5.15%
Portfolio turnover rate	20%	0%	51%	75%	77%

† For each of the above periods, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .66%, .61%, .63%, .70%, and .60%, respectively.

*Data prior to September 28, 1995 may not be meaningful, as the fund operated with different investment objectives and fee arrangements.

(The accompanying notes are an integral part of these financial statements)

Sextant Bond Income Fund (graphic omitted)	(graphic omitted)1999 Annual Report
STATEMENT of ASSETS and LIABILITIES

As of November 30, 1999
Assets
Investments (cost $1,054,866)	$844,898
Cash	21,704
Interest receivable	17,802
Insurance reserve premium	1,221
Total Assets		$885,625
Liabilities
Other Liabilities	368
Total Liabilities		368
Net Assets		$885,257
Fund shares outstanding		192,724
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		$1,010,608
Accumulated net realized gain (loss) on investments		(80,306)
Unrealized net depreciation to Fund shares outstanding		(45,045)
Net Assets applicable to Fund shares outstanding		$885,257
Net Asset Value, Offering and Redemption price per share		$4.59

STATEMENT of OPERATIONS
For the year ended November 30, 1999
Investment income
Interest income	$76,579
Amortization of bond premium	(1,679)
Accretion	51
Miscllaneous income	25
Gross investment income		$74,976
Expenses
Investment adviser and administration fee	6,705
Professional fees	2,094
Filing and registration fees	807
Custodian fees	718
Printing and postage	899
Other expenses	610
Total gross expenses	11,833
Less: Advisory fees waived	(6,705)
Less: Custodian fees waived	(718)
Net expenses		4,410
Net investment income		$70,566
Net realized gain on investments
Proceeds from sales	580,163
Less: cost of securities sold based on identified cost	585,894
Realized net gain (loss)		(5,731)
Unrealized gain on investments
End of period	(45,045)
Beginning of period	46,314
Decrease in unrealized gain for the period		(91,359)
Net realized and unrealized gain (loss) on investments		(97,090)
Net decrease in net assets resulting from operations		($26,524)

1999 Annual Report (graphic omitted)	Sextant Bond Income (graphic omitted)
STATEMENT of CHANGES in NET ASSETS
	Year Ended Nov. 30, 1999	Year Ended Nov. 30, 1998
INCREASE IN NET ASSETS
From Operations
Net investment income	$70,566	$78,766
Net realized gain (loss) on investments	(5,731)	0
Net increase (decrease) in unrealized appreciation	(91,359)	42,345
Net increase (decrease) in net assets from operations	($26,524)	$121,111
Dividends to Shareoweners from
Net investment income	(70,566)	(78,767)

Fund Share Transactions
Proceeds from sales of shares	156,861	331,514
Value of shares issued in reinvestment of dividends	69,139	76,908
	$226,000	$408,422
Cost of shares redeemed	(588,359)	(198,299)
Net increase (decrease)in net assets from share transactions	(362,359)	210,123
Total increase (decrease)in net assets	($459,449)	$252,467
NET ASSETS
Beginning of period	1,344,706	1,092,239
End of period	$885,257	$1,344,706
Shares of the Fund Sold and Redeemed
Number of shares sold	32,908	66,905
Number of shares issued in reinvestment of dividends	14,481	15,499
	47,389	82,404
Number of shares redeemed	(123,698)	(39,719)
Net increase (decrease) in Number of Shares Outstanding	(76,309)	42,685

(The accompanying notes are an integral part of these financial statements)

Sextant Bond Income Fund (graphic omitted)	(graphic omitted)1999 Annual Report
DISCUSSION of FUND PERFORMANCE (unaudited)

Fiscal Year 1999
For the fiscal year ending November 30, 1999, the Sextant Bond Income Fund returned 2.20%. The Fund's thirty-day yield is now 7.40%, up 0.98% from one year ago. Consistent with the Fund's conservative investment philosophy, the Fund's net asset value moved in an 11% range ($4.51 to $5.07) from high to low. For the fiscal year, the Fund ranked in the top 50% of the 117 funds in the Morningstar "Long-term Bond" category. For the last three years, the Fund has provided a 5.24% annualized total return and ranks in the top 18% of 81 funds in its Morningstar category. The majority of the Fund's performance comes from its minimum average portfolio maturity of ten years.

Factors Affecting Past Performance
1999, like 1994, was a year when the Federal Reserve Bank pursued aggressive anti-inflationary policies. Strong U.S. economic growth, rising employment, rising wages and a doubling of oil prices left few alternatives. The economy was not going to slow down on it's own. The Federal Reserve increased its target for federal funds by 3/4% despite a surge in productivity and highly competitive global pricing. Having recognized the potential for higher rates early in the year, we kept the fund's average effective maturity close to its ten-year minimum to limit market risk. The average maturity of the portfolio is now 10.2 years, down from 13.2 years at the end of 1998. In spite of this substantial increase in long-term rates, by concentrating the Fund's portfolio in A and BBB rated corporate notes the Fund was able to limit the negative return. The Fund's 2.20% return compares favorably with the 7.81% one-year return on US Treasuries longer than ten years.

Looking Forward
For 2000, we expect the long-term rates to move within a range of 5.75% to 6.75%. The Federal Reserve Bank has yet to quell the booming growth of the US economy or the stratospheric rise of common stock prices. Although inflation has increased slightly from a year ago, the competitive global economy, surging US productivity and restrictive Federal Reserve Bank policy will continue keep this threat at bay.

Today the long-term bond market is fairly priced. Over the last six years, the yield on ten-year US Treasury year notes has moved up and down within a well-defined range between 5% to 7.5%. The note's average yield over that time has been approximately 6.20%. As we begin 2000, the yield on the US Treasury 10-year note rests at 6.20%, the mid-point of the recent range. Fixed income investors should earn positive real rates of return from today's more reasonable rate levels. As world capital seeks honest and open markets, where information flows easily and is relatively complete and accurate, investments in quality corporate bonds will continue to provide solid returns and security.

Management Fee Calculations
The Sextant Bond Income Fund calculates its management fee based on a comparison of the Fund's return to the return of Morningstar's "Long-term Bond" category. This category consists of mutual fund portfolios that "focus on corporate and other investment grade issues with an average duration of more than six years or an effective average maturity of more than ten years." The Fund's 12-month return (-2.20%) virtually matched that of the index (-2.12%) on November 30, 1999. Therefore no adjustment to the basic 0.60% management fee was made for the month of December 1999. No management fee was actually paid, since the advisor has voluntarily waived the entire fee until assets exceed $2 million.

Comparison to Index
Comparison of any fund to an index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in The Salomon Brothers Broad Investment-Grade Bond Index. The graph shows that the investment at the beginning of October 1993 would have risen to $13,617 in the Fund and $15,009 in the Index. The September 1995 changes in this Fund's investment policy limit the usefulness of this comparison. Past performance is not indicative of future results.

Sextant Bond Income Fund vs. Salomon Broad Investment Grade Bond Index

(graph omitted)

Sextant Growth Fund (graphic omitted)	(graphic omitted) 1999 Annual Report
INVESTMENTS
Issue	Quantity	Cost	Market Value
Common Stocks
Banking (7.2%)
Frontier Financial	4,000	$90,207	$91,500
Washington Mutual	4,500	44,124	171,844
SUB-TOTAL		134,331	222,563
Computers (23%)
Adobe Systems	2,400	50,490	164,850
Apple Computer*	2,000	67,473	195,750
America Online*	1,160	14,457	84,317
3Com*	1,225	29,726	48,770
Oracle*	2,700	37,879	183,094
Phoenix Technologies*	3,062	29,149	44,016
SUB-TOTAL		229,174	720,797
Construction (7.4%)
Building Materials Holding*	4,000	44,171	39,500
Butler Manufacturing	3,000	74,600	64,313
TJ International	3,000	99,293	125,062
SUB-TOTAL		218,064	228,875
Electronics (1.2%)
FLIR Systems*	2,500	27,611	38,125
Hotels & Motels (2.9%)
Cavanaughs Hospitality*	12,000	92,520	90,000
Investments (16.6%)
Schwab, Charles	13,610	9,117	516,329
Machinery (1.4%)
Regal-Beloit	2,000	52,106	44,000
Medical (12.9%)
Affymetrix*	1,000	26,863	98,000
Healtheon / WebMD*	1,000	89,979	45,438
Immunex*	2,800	48,438	198,450
Ligand Pharmaceuticals*	5,000	56,430	57,500
SUB-TOTAL		221,770	399,388
Metal Ores (2.2%)
Phelps Dodge	1,330	76,218	69,160
Oil & Gas (7.3%)
Atlantic Richfield	900	51,620	86,625
Noble Drilling*	2,000	14,212	55,750
Williams Companies	2,500	79,972	84,375
SUB-TOTAL		145,804	226,750
Publishing (1.2%)
Wiley (John) & Sons, Class A	2,400	47,112	36,600
Retail (7.1%)
Albertson’s	2,200	62,889	70,263
Saks*	3,000	69,627	52,500
Whole Foods Market*	2,500	74,348	98,281
SUB-TOTAL		206,864	221,044

(The accompanying notes are an integral part of these financial statements)

1999 Annual Report (graphic omitted)	Sextant Growth Fund (graphic omitted)
INVESTMENTS

Issue	Quantity	Cost	Market Value
Transportation (2.6%)
Airborne Freight	2,500	27,082	57,969
Trinity Industries	800	22,658	23,200
SUB-TOTAL		49,740	81,169
Total Investments (93%)		$1,510,371	$2,894,800
Other Assets (net of liabilities) (9.7%)			221,250
Total Net Assets (100%)			$3,116,050

*Non-income producing

FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout the period:
	For year ended November 30,
	1999	1998	1997	1996	1995
Net asset value at beginning of period	$9.29	$9.58	$7.92	$7.42	$5.82
Income from investment operations
Net investment income	(0.05)	0.02	0.01	0.00	(0.03)
Net gains or losses on securities
(both realized and unrealized)	4.21	(0.09)	2.41	0.50	1.82
Total from investment operations	4.16	(0.07)	2.40	0.50	1.79
Less distributions
Dividends (from net investment income)	-	(0.02)	(0.01)	0.00	0.00
Distributions (from capital gains)	(0.77)	(0.20)	(0.73)	0.00	(0.19)
Total distributions	(0.77)	(0.22)	(0.74)	0.00	(0.19)
Net asset value at end of period	$12.68	$9.29	$9.58	$7.92	$7.42
Total Return	44.76%	(0.97)%	30.30%	6.74%	30.76%

Ratios / supplemental data
Net assets ($000), end of period	$3,116	$2,139	$2,188	$1,616	$1,137
Ratio of expenses to average net assets†	1.12%	0.66%	1.04%	0.95%	1.63%
Ratio of net investment income to average net assets†	(0.50)%	0.19%	-0.12%	0.01%	0.45%
Portfolio turnover rate	29%	41%	25%	32%	40%

† For 1996 and 1995 all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increase to expenses per share would be .00% and .18%, respectively.

*Data prior to September 28, 1995 may not be meaningful, as the fund operated with different investment objectives and fee arrangements.

(The accompanying notes are an integral part of these financial statements)

Sextant Growth Fund (graphic omitted)	1999 Annual Report (graphic omitted)
STATEMENT of ASSETS and LIABILITIES
As of November 30, 1999
Assets
Investments (cost $1,510,371)	$2,894,800
Cash	222,935
Dividends receivable	1,406
Insurance reserve premium	1,214
Total Assets		$3,120,355
Liabilities
Other Liabilities	4,305
Total Liabilities		4,305
Net Assets		$3,116,050
Fund shares outstanding		245,681
Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		1,718,583
Accumulated net realized gain on investments		13,038
Unrealized net appreciation to Fund shares outstanding		1,384,429
Net Assets applicable to Fund shares outstanding		$3,116,050
Net Asset Value, Offering and Redemption price per share		$12.68

STATEMENT of OPERATIONS

For the year ended November 30, 1999
Investment income
Dividend income	$16,368
Gross investment income		$16,368
Expenses
Investment adviser and administrtion fee	22,365
Professional fees	3,759
Custodian fees	2,359
Printing and postage	1,494
Filing and registration fees	1,042
Other expenses	912
Total gross expenses	31,931
Less: Custodian fees waived	(2,359)
Net expenses		29,572
Net investment income (loss)		($13,204)
Net realized gain on investments
Proceeds from sales	734,099
Less cost of securities sold based on identified cost	529,802
Realized net gain (loss)		204,297
Unrealized gain on investments
End of period	1,384,429
Beggining of period	646,186
Increase in unrealized gain for the period		738,243
Net realized and unrealized gain on investments		942,540

Net increase in net assets resulting from operations		$929,336

(The accompanying notes are an integral part of these financial statements)

Sextant Growth Fund (graphic omitted)	(graphic omitted) 1999 Annual Report
STATEMENT of CHANGES in NET ASSETS
	Year Ended May 31, 1999	Year Ended Nov.30, 1998
INCREASE IN NET ASSETS
From Operations
Net investment income (loss)	$(4,716)	$3,965
Net realized gain on investments	166,814	40,091
Net increase in unrealized appreciation	702,722	(67,844)
Net increase (decrease) in net assets from operations	864,820	(23,788)
Dividends to Shareoweners from
Net investment income	0	(4,281)
Capital gains distributions	0	(40,111)
	0	(44,392)
Fund Share Transactions
Proceeds from sales of shares	71,489	295,175
Value of shares issued in reinvestment of dividends	0	44,024
	71,489	339,199
Cost of shares redeemed	(266,021)	(319,950)
Net increase in net assets from share transactions	(194,532)	19,249
Total increase (decrease)in net assets	670,288	(48,931)
NET ASSETS
Beginning of period	2,139,436	2,188,367
End of period	$2,809,724	$2,139,436
Shares of the Fund Sold and Redeemed
Number of shares sold	6,689	30,923
Number of shares issued in reinvestment of dividends	0	4,739
	6,689	35,662
Number of shares redeemed	(24,429)	(33,801)
Net increase (decrease) in Number of Shares Outstanding	(17,740)	1,861

(The accompanying notes are an integral part of these financial statements)

Sextant Growth Fund (graphic omitted)	(graphic omitted) 1999 Annual Report
DISCUSSION of FUND PERFORMANCE

(unaudited)

The Year 1999
For the fiscal year ending November 30, 1999, the Sextant Growth Fund appreciated almost 45%. This was a sharp improvement in comparison to fiscal 1998, when total return was -1%. For the latest fiscal year, the Fund ranked in the top 3% of the 240 funds in the Morningstar Mid-cap Blend category. For the last three years, the Fund has provided a 23.16% annualized total return and ranks in the top 10% of 155 funds in its Morningstar category. Due almost entirely to market appreciation, total assets grew 47% to $3.1 million at November 31, 1999.

In short, the volatility, risks and returns of the stock market continue. We continue to warn that excellent returns only heightens unrealistic expectations for the future.

Factors Affecting Past Performance
The Fund seeks long-term growth through investment in common stocks of U.S. companies. It generally follows a value investment approach, favoring companies with good fundamentals and relatively low price/earnings ratios. This year's market essentially split in two, with big companies, especially those in technology-related businesses, soaring and most everything else failing to keep pace. We were with the tide with our technology stocks, but our cyclicals, finanicals, and mid-sized and smaller companies contributed litte. Several companies constitute a relatively high percentage of the portfolio, most notably Charles Schwab & Co., Immunex, Apple Computer and Oracle.

Looking Forward
Stocks ultimately reflect their underlying business values. After their strong performance in 1999, we feel many technology stocks are now overvalued. Growth of the U.S. economy actually is accelerating, but increasing interest rates will eventually bite. Until then, explosive earnings growth in many industries will keep investors more than happy.

Management Fee Calculations
The Sextant Growth Fund calculates part of its management fee based on a comparison of the Fund's return to the average return in Morningstar's Domestic Growth category. At November 30, 1999, the one-year return for this category average was 22.58%. Because the Fund's 12-month return outperformed this average by more than 4% at November 30, 1999, the adviser earned the maximum bonus 0.30% (annualized) performance fee for the month of December 1999. For the fiscal year, the strong investment performance nicked shareowners a bit as the Fund's total expense ratio increased to 1.12% from 0.66% the prior year.

Comparison to Index
The line graph compares Sextant Growth Fund's performance to that of a broad-based stock market index, the Standard & Poor's 500 Index. Comparison of any fund to an index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other costs, (4) stand ready to buy and sell its securities to shareholders on a daily basis, and (5) provide a wide range of services. The graph below compares $10,000 invested in the Fund at November 30, 1989 (ten years ago), compared to a similar amount invested in Standard & Poor's 500 Index. The graph shows that the investment in the Fund would have risen to $30,841 and $52,868 in the Index. The 1990 and 1995 changes in this Fund's investment objectives and policies limit the usefulness of this comparison. Past performance is not indicative of future results.

Sextant Growth Fund vs. S&P 500 Index

(graph omitted)

Sextant International Fund (graphic omitted)		(graphic omitted) 1999 Annual Report
November 30, 1999	INVESTMENTS
Issue	Quantity	Cost	Market Value	Country
Common Stocks
Banking and Financial (15%)
Australia & New Zealand Bank ADR	500	$10,875	$17,875	Australia
Aegon NV ADR	612	11,513	55,156	Netherlands
AXA ADS	300	16,116	20,044	France
Banco Bilbao Vizcaya ADS	1,800	7,752	25,088	Spain
ING Groep ADS	406	18,257	22,939	Netherlands
Toronto Dominion Bank	1400	18,159	33,600	Canada
SUB-TOTAL		82,672	174,702
Building Materials (4.4%)
C R H ADR	1500	15,661	30,375	Ireland
Hanson plc ADR	500	12,090	20,688	United Kingdom
SUB-TOTAL		27,751	51,063
Chemicals (2.7%)
Rhone-Poulenc ADR	508	15,859	31,242	France
Computers (16.8%)
Business Objects ADS*	2,000	19,570	177,000	France
Dassault Systems ADR	400	13,875	18,150	France
SUB-TOTAL		33,445	195,150
Consumer Products (3.4%)
Coca Cola FEMSA ADS	1,500	9,750	23,062	Mexico
Gucci Group NV	200	10,925	16,650	Italy
SUB-TOTAL		20,675	39,712
Country Funds (2.8%)
Austria Fund	2,000	16,784	18,250	Austria
Irish Investment Fund	900	10,238	14,287	Ireland
SUB-TOTAL		27,022	32,537
Medical-Drugs (2%)
Glaxo Wellcome ADR	400	9,800	23,775	United Kingdom
Metals & Mining (2.5%)
Potash Corp of Saskatchewan	300	21,164	13,275	Canada
Rio Tinto ADS	200	11,375	15,550	United Kingdom
SUB-TOTAL		32,539	28,825
Oil & Gas Production (6.8%)
Petroleum Geo-Services ADS	1,000	10,979	15,625	Norway
Repsol-YPF ADR	2,000	43,592	43,500	Spain
Total ADR	307	8,812	20,300	France
SUB-TOTAL		41,066	72,706

(The accompanying notes are an integral part of these financial statements)

(graphic omitted) 1999 Annual Report	Sextant International Fund (graphic omitted)
INVESTMENTS
Issue	Number of Shares	Cost	Market Value	Country
Paper Products (6%)
Fletcher Challenge Forests ADS*	2,024	15,778	7,464	New Zealand
Fletcher Challenge Paper ADR	5,000	40,284	28,750	New Zealand
Lan Chile ADS	2,500	18,845	18,125	Chile
Metso ADS*	1,300	14,363	15,113	Finland
SUB-TOTAL		89,270	69,452
Photographic Equipment (4%)
Canon ADR	1,000	23,427	29,500	Japan
Fuji Photo Film ADR	400	10,050	15,900	Japan
SUB-TOTAL		33,477	45,400
Real Estate (2.1%)
Intrawest	1,500	26,218	24,562	Canada
Telecommunications (16.2%)
BCE	900	15,830	60,863	Canada
British Sky Broadcasting ADS	300	11,063	23,400	United Kingdom
Cable & Wireless plc ADS	600	13,021	23,850	Hong Kong
Gilat Satellite Networks Ltd*	300	12,353	23,081	Israel
PT Indosat ADR	1,000	20,952	13,750	Indonesia
Tele Centro Sul Participacoes ADR	60	1,387	4,095	Brazil
Tele Norte Leste Participacoes ADR	300	6,933	5,344	Brazil
Telefonica ADS*	394	5,125	24,477	Spain
Telesp Participacoes ADR	300	6,933	5,400	Brazil
Telesp Celular Participacoes ADR	120	5,546	3,443	Brazil
SUB-TOTAL		103,534	187,703
Transportation (2.5%)
DaimlerChrysler AG	251	16,406	17,099	Germany
Desc ADR	700	19,649	12,075	Mexico
SUB-TOTAL		36,055	29,174
Utilities-Electric (4.6%)
Enel ADR*	800	35,372	35,150	Italy
Enersis ADR	800	19,414	15,700	Chile
SUB-TOTAL		54,786	53,450
Utilities-Gas (1%)
Transport de Gas del Sur ADR	1,500	18,807	12,375	Argentina

Total Investments (92.8%)		$670,902	1,078,547
Other Assets (net of liabilities) (11%)			83,733
Total Net Assets (100%)			$1,162,280

*Non-income producing

(The accompanying notes are an integral part of these financial statements)

(graphic omitted)Sextant International Fund	1999 Annual Report (graphic omitted)
STATEMENT of ASSETS and LIABILITIES
As of November 30, 1999
Assets
Investments (cost $670,902)	$1,078,547
Cash	84,450
Income receivable	1,045
Total Assets		$1,164,042
Liabilities
Other Liabilities	1,762
Total Liabilities		1,762
Net Assets		$1,162,280
Fund shares outstanding		132,444
Analysis of Net Assets		139,781
Paid in capital (unlimited shares authorized, without par value)		754,716
Accumulated net realized gain (loss) on investments		(80)
Unrealized net appreciation to Fund shares outstanding		407,644
Net Assets applicable to Fund shares outstanding		$1,162,280
Net Asset Value, Offering and Redemption price per share		$8.32

STATEMENT of OPERATIONS

For the year ended November 30,1999
Investment income
Dividend income	$23,969
Miscellaneous income	135
Gross investment income		$24,104
Expenses
Investment adviser and administrtion fee	3,896
Custodian fees	2,577
Professional fees	1,337
Filing and registration fees	900
Printing and postage	600
Other expenses	328
Total gross expenses	9,638
Less: Custodian fees waived	(2,577)
Net expenses		7,061
Net investment income		$17,043
Net realized gain on investments
Proceeds from sales	165,268
Less cost of securities sold based on identified cost	147,083
Realized net gain		18,185
Unrealized gain (loss) on investments
End of period	407,644
Beggining of period	217,730
Increase in unrealized gain for the period		189,914
Net realized and unrealized gain on investments		208,099

Net increase in net assets resulting from operations		$225,142

(The accompanying notes are an integral part of these financial statements)

(graphic omitted) 1999 Annual Report	Sextant International Fund (graphic omitted)
STATEMENT of CHANGES in NET ASSETS
	Year Ended Nov. 30, 1999	Year Ended Nov.30, 1998
INCREASE IN NET ASSETS
From Operations
Net investment income	$17,043	$5,019
Net realized gain on investments	18,185	5,159
Net increase in unrealized appreciation	189,914	27,852
Net increase in net assets from operations	$225,142	$38,030
Dividends to Shareoweners from
Net investment income	(15,861)	(5,174)
Capital gains distributions	(9,571)	0
	($25,432)	(5,174)
Fund Share Transactions
Proceeds from sales of shares	181,757	355,656
Value of shares issued in reinvestment of dividends	25,274	5,129
	$207,031	360,785
Cost of shares redeemed	(125,211)	(394,045)
Net increase (decrease) in net assets from share transactions	81,820	(33,260)
Total increase (decrease)in net assets	$281,530	($404)
NET ASSETS
Beginning of period	880,750	881,154
End of period	$1,162,280	$880,750
Shares of the Fund Sold and Redeemed
Number of shares sold	24,655	50,080
Number of shares issued in reinvestment of dividends	3,038	753
	27,693	50,883
Number of shares redeemed	(17,375)	(54,754)
Net increase (decrease) in Number of Shares Outstanding	10,318	(3,921)

(The accompanying notes are an integral part of these financial statements)

(graphic omitted)Sextant International Fund	1999 Annual Report (graphic omitted)
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout the period:					Sept. 28, 1995 (Inception) to Nov. 30, '95*
	For year ended November 30,
	1999	1998	1997	1996	1995
Net asset value at beginning of period	$6.81	$6.61	$5.87	$4.99	$5.00
Income from investment operations
Net investment income	0.13	0.04	0.06	0.03	(0.02)
Net gains or losses on securities
(both realized and unrealized)	1.57	0.20	0.74	0.88	0.01
Total from investment operations	1.70	0.24	0.80	0.91	(0.01)
Less distributions
Dividends (from net investment income)	(0.12)	(0.04)	(0.06)	(0.03)	0.00
Distributions (from capital gains)	(0.07)	0.00	0.00	0.00	0.00
Total distributions	(0.19)	(0.04)	(0.06)	(0.03)	0.00
Net asset value at end of period	$8.32	$6.81	$6.61	$5.87	$4.99
Total Return	24.90%	3.57%	13.58%	18.16%	(0.20)%

Ratios/supplemental data
Net assets ($000), end of period	$1,162	$881	$881	$695	$328
Ratio of expenses to average net assets†	0.72%	1.16%	1.51%	1.80%	0.49%
Ratio of net investment income to average net assets†	1.74%	0.54%	0.93%	0.60%	0.38%
Portfolio turnover rate	17%	18%	9%	11%	12%
† For the year ended Nov. '96 and the period ended Nov. 1995, all or a portion of the operating expenses were waived. If costs had not been have waived and directly assumed, the resulting increase to the ratio of expenses to average monthly net assets would be .50% and .21%, respectively.					* not annualized

(The accompanying notes are an integral part of these financial statements)

DISCUSSION of FUND PERFORMANCE
(unaudited)

Fiscal Year 1999
For the fiscal year ended November 30, 1999, the Sextant International Fund returned 24.90% to its shareowners. Total assets grew 32%. The objective of the Fund is to provide long-term growth through investment in foreign stocks.

Factors Affecting Past Performance
Investing in foreign securities includes risks not present in domestic securities. During 1999, foreign markets generally rebounded from the weak 1997 and 1998 years. Our portfolio was more heavily invested in Europe than Asia, where the best results were realized. Commodity prices started to recover, bringing gains to our cyclical and resource-based issues. Technology stocks did the best, and Business Objects (France) is the largest position in our portfolio.

Looking Forward
The Sextant International Fund is broadly invested in growing companies headquartered outside the United States. For the last six weeks of calendar 1999, the Fund appreciated dramatically as European and financial stocks participated in the general market rise.
We expect that our portfolio securities will continue to show growth and the Fund will continue to perform well.

Management Fee Calculations
The Sextant International Fund calculates part of its management fee based on a comparison of the Fund's return to the average return of the Morningstar fund category Foreign Stock. At November 30, 1999, the one-year return for this category average was 32.09%. Because the Fund's 12-month return underperformed this average by more than 4% at November 30, 1999, the Fund paid the maximum penalty 0.30% (annualized) performance fee for the month of December 1999. For the fiscal year, the sub-par investment returns were muted for shareowners as the Fund's total expense ratio dropped to 0.72% from 1.16% the prior year.

Comparison to Index
Comparison of any fund to an index must be made bearing in mind that the Index is unmanaged, and expense-free. The graph below compares $10,000 invested in the Fund at its inception, compared to a similar amount invested in the AMEX International Index. This capitalization-weighted index averages 50 American Depository Receipts (ADRs) of large worldwide companies, and reflects the types of securities in which Sextant International Fund invests. The graph shows that a $10,000 investment made on September 1995 would have risen to $17,326 in the Fund and $17,847 in the Index. Past performance is not indicative of future results.

Sextant International Fund vs. AMEX International Index

(graph omitted)

(graphic omitted) 1999 Annual Report
Notes to Financial Statements

Note 1 -Organization
Saturna Investment Trust (the "Trust") (formerly Northwest Investors Trust) was established under Washington State Law as a Business Trust on February 20, 1987. The Trust is registered as a no-load, open-end series investment company under the Investment Company Act of 1940, as amended. Five portfolio series have been created to date: Sextant Bond Income Fund ("Bond Income"), Sextant Short-Term Bond Fund ("Short-Term Bond"), Sextant Growth Fund ("Growth"), and Sextant International Fund ("International") (collectively, the "Funds") and Idaho Tax-Exempt Fund, distributed through a separate prospectus and the results of which are contained in a separate report.

Note 2 -Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Investments:
Securities traded on a national exchange or the national over-the-counter market system are valued at the last sale price or, in the absence of any sale on that date, the closing bid price. Other securities traded in the over-the-counter market are valued at the last bid price. Fixed-income securities for which there are no publicly available market quotations are valued using a matrix based on maturity, quality, yield and similar factors, which are compared periodically to multiple dealer bids and adjusted by the adviser under policies established by the Trustees.

The cost of securities is the same for accounting and federal income tax purposes. Securities transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Income and Expenses:
Interest income is reduced by the amortization of bond premiums, on a constant yield-to-maturity basis from purchase date to maturity. Interest income is increased by accretion only for bonds underwritten as original issue discounts. Market discounts are recorded as realized gains upon disposition. Cash dividends from equity securities are recorded as income on the ex-dividend date.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. The Adviser has agreed to certain limits on expenses, as described below.

Income taxes:
The Funds have elected to be taxed as regulated investment companies under the Internal Revenue Code and distribute substantially all of their taxable net investment income and realized net gains on investments. Thus, no provision for Federal income taxes is required.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. For the Bond Income and Short-Term Bond, dividends are paid daily and distributed on the last business day of each month. For the Growth and International, dividends are payable at the end of each November. Shareowners electing to reinvest dividends and distributions purchase additional shares at the net asset value on the payable date.

Note 3 -Transactions with Affiliated Persons
Under a contract approved by shareowners on September 28, 1995, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services to conduct Trust business, including shareholder servicing and transfer agency services. Each of the Funds pays the Adviser an Investment Advisory and Administrative Services Fee (the "Base Fee") of .60% of average net assets per annum, payable monthly. The Base Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index (the "Performance Adjustment"). The Adviser has voluntarily undertaken to limit expenses of Bond Income and Short-Term Bond to 0.60% through March 31, 2000 and waives its investment advisory and administrative fee as to either Fund completely so long as assets of that Fund are less than $2 million.

For the year ended November 30, 1999, Bond Income and Short-Term Bond incurred advisory expenses of $6,705 and $11,438, respectively. Growth and International incurred advisory expenses of $22,365 and $3,896, respectively.

In accordance with the expense waiver, for the year ended November 30, 1999, Saturna Capital waived all of the Bond Income advisory fee and $8,606 of that of Short-Term Bond.

In accordance with the Funds' custodian agreements with National City Bank, for the year ended November 30, 1999, custodian fees for Bond Income, Short-Term Bond, Growth, and International, were $718, $1,979, $2,359, and $2,577, respectively. The custodian waived its fees for earnings credits.

One trustee, who also serves as the president of the Trust, is a director and president of the Adviser. The four unaffiliated trustees receive $100 per Board or committee meeting attended. On December 8, 1999, the trustees, officers and their immediate families as a group owned 23.7%, 17.1%, 14.4% and 33.0% of the outstanding shares of Bond Income, Short-Term Bond, Growth and International, respectively.

The Trust acts as a distributor of its own shares, except in those states in which Investors

National Corporation (a subsidiary of Saturna Capital Corporation) is itself registered as a broker-dealer and acts as distributor without compensation. Investors National Corporation is the primary stockbroker used to effect portfolio transactions for Growth and International, and paid $2,285 and $1,066, respectively in commissions at discount rates during the year ended November 30, 1999.

Note 4 -Federal Income Taxes
At November 30, 1999, Bond Income had capital loss carryforwards of $80,306 which expire in 2004 and Short-Term Bond had capital loss carryforwards of $12,843 which expire in 2004, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

Note 5 -Investments
At November 30, 1999, the net unrealized gain (loss) on investments for Bond Income, Short-Term Bond, Growth and International were $(45,045), $(29,128), $1,384,429, and $407,644, which consist of unrealized gains of $0, $2,505, $1,507,171, and $465,620, and unrealized losses of $45,045, $31,633, $122,742, and $57,976, respectively.

During the year ended November 30, 1999, Bond Income purchased $216,679 of securities and sold $580,163 of securities. Comparable figures for Short-Term Bond are $445,931 purchased $376,223 sold; for Growth $714,704 and $734,099; and for International, $148,693 and $165,268. Included in the above amounts for Short-Term Bond are purchases of $98,017 and sales of $195,780 of U.S. Government securities.

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Saturna Capital
Mutual Funds

1300 No. State Street

Bellingham WA 98225-4370

1-800/SATURNA
(800/728-8762)

www.saturna.com

This report is issued for the information of the shareoweners of the Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Fund. Idaho Tax-Exempt Fund is a series of Saturna Investment Trust

SEXTANT
Mutual Funds(graphic omitted)

SHORT-TERM BOND
(graphic omitted)

BOND INCOME
(graphic omitted)

GROWTH
(graphic omitted)

INTERNATIONAL
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ANNUAL REPORT
November 30, 1999